UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — November 14, 2022

ENVESTNET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34835	20-1409613
(State or other jurisdiction)	(Commission File Number)	(I.R.S. Employer of Incorporation Identification No.)

1000 Chesterbrook Boulevard, Suite 250 Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

(312) 827-2800

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock, par value $0.005 per share	ENV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 14, 2022, Envestnet, Inc. (“Envestnet”) and certain of its subsidiaries entered into a First Amendment to Third Amended and Restated Credit Agreement (the “Amendment”) with a group of banks, for which Bank of Montreal is acting as administrative agent (the “Administrative Agent”). The Amendment amends the Third Amended and Restated Credit Agreement, dated as of February 4, 2022 (the “Credit Agreement”), by and among Envestnet, the guarantors party thereto, the banks party thereto and the Administrative Agent.

The Amendment amended certain provisions under the Credit Agreement to (i) permit Envestnet to enter into derivative transactions relating to Envestnet’s common stock in connection with the issuance of any convertible indebtedness permitted to be incurred under the Credit Agreement and (ii) eliminate the testing of the liquidity covenant on March 31, 2023.

The foregoing description of the Amendment does not purport to be complete and is qualified, in its entirety, by reference to the Amendment, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 8.01 Other Events.

On November 15, 2022, Envestnet issued a press release announcing the pricing of its previously announced offering of $500 million aggregate principal amount of 2.625% convertible notes due 2027 (the “Notes”) pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Envestnet also granted the initial purchasers of the Notes an option to purchase up to an additional $75 million aggregate principal amount of Notes solely to cover overallotments.

As required by Rule 135c under the Securities Act, a copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	First Amendment, dated as of November 14, 2022, to Third Amended And Restated Credit Agreement, dated as of February 4, 2022, in each case, by and among Envestnet, the Guarantors party thereto, the Lenders party thereto and Bank of Montreal as Administrative Agent.
99.1	Press Release, dated November 15, 2022, Announcing the Pricing of the Offering of the Notes.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVESTNET, INC.

By:	/s/ Shelly O’Brien
Name: Shelly O’Brien
Title: Chief Legal Officer, General Counsel and Corporate Secretary

Date: November 15, 2022

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